PROMISSORY NOTE

$4,600,000.00
                                                                                                                             Birmingham, Alabama
             September 29, 2011

FOR VALUE RECEIVED, the undersigned EMERIPARK SC LLC, a Delaware limited liability company, EMERI-SKY SC LLC, a Delaware limited liability company, EMERIVILL SC LLC, a Delaware limited liability company, and HERITAGE HILLS RETIREMENT, INC., a North Carolina corporation, having an address at 3131 Elliott Avenue, Suite 500, Seattle, Washington  98121 (collectively, the “Borrowers”), hereby jointly and severally promise to pay to the order of FIRST COMMERCIAL BANK, a division of Synovus Bank, a Georgia state banking corporation and successor by merger to First Commercial Bank, an Alabama state banking corporation, having an address at 800 Shades Creek Parkway, Birmingham, Alabama  35209, together with its successors and assigns or, if this Note has then been endorsed “to bearer,” to the bearer of this Note (collectively the “Lender”), at Lender’s said address or at such other place or to such other person as may be designated in writing to Borrowers by Lender, the principal sum of Four Million Six Hundred Thousand and No/100 Dollars ($4,600,000.00) (the “Loan”), or so much thereof as shall be advanced pursuant to the terms of a certain Loan Agreement of even date herewith by and between Borrowers and Lender (the “Loan Agreement”) together with interest on the unpaid balance thereof at the rate hereinafter set forth.  PROVIDED HOWEVER, that the maximum principal amount available to be advanced to Borrowers is subject to the provisions set forth in the Loan Agreement; in no event will the maximum amount exceed $4,600,000.00. Capitalized terms used herein without definition shall have the meaning given to such terms in the Loan Agreement.

ON THE TERMS AND SUBJECT TO THE CONDITIONS which are hereinafter set forth:

Section 1. Interest Rate.

1.1 Initial Note Rate.  Interest shall accrue on the outstanding principal balance of the Loan from and after the date hereof (“Closing Date”) at the rate of five and three-quarters percent (5.75%) per annum (“Initial Note Rate”).  If the Loan is funded on a date other than the last day of a calendar month, Borrowers shall pay to Lender at the time of funding of the Loan an interest payment calculated by multiplying (i) the number of days from and including the Closing Date to and including the last day of the current month by (ii) the Initial Note Rate calculated based on a 360 day year and paid for the actual number of days elapsed for any such partial month in which interest is being calculated.

1.2 Calculation Basis; Interest Accrual Period.  Interest on the outstanding principal balance of the Loan shall be calculated utilizing a 360 day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. Except as otherwise set forth in the Section 1.1 above, interest shall accrue, with respect to any Payment

1942122 v3
                                                                                                                                      Promissory Note B - Page 1
Synovus/Emeritus Senior Living
22996-3

Date, from the period beginning on the first (1st) day of the month prior to such Payment Date, through and including the last day of the month of such Payment Date (each an “Interest Accrual Period”).  By way of example, for a Payment Date of February 1, the Interest Accrual Period would run from January 1 through and including January 31.

1.3 Default Interest Rate.  If Borrowers fail to make any payment of principal, interest or fees on the date on which such payment becomes due and payable whether at maturity or by acceleration, or if an Event of Default exists, the Note Rate then payable (including applicable grace periods) on the Loan shall from the date on which such payment was due (and not the date of the payment default) increase to the Note Rate plus five hundred (500) basis points (the “Default Rate”) and shall continue to accrue at the Default Rate until full payment is received or such Event of Default is waived in writing by Lender.  Interest at the Default Rate shall also accrue on any judgment obtained by Lender in connection with collection of the Loan or enforcement of any obligations due under the Loan Documents until such judgment is paid in full.

1.4 Note Rate and Note Rate Adjustment Dates.  The “Note Rate” shall mean an interest rate which is the average of London Interbank Offered Rates (“LIBOR Rate”), in U.S. dollar deposits, for a term of one month determined solely by Lender on each Note Rate Adjustment Date (defined below) plus three and 75/100th percent (3.75%) (“Margin”), which combined figure shall be rounded upwards to the nearest one-eighth percent (.125%); provided that in no event shall the LIBOR Rate (to which the Margin shall be added) be less than two percent (2%).  On each Note Rate Adjustment Date, Lender will obtain the close-of-business LIBOR Rate from reference “LIBOR01” from Reuters Service (or such reference as may replace LIBOR01 on that service) on the Note Rate Adjustment Date.  If Reuters Service ceases publication or ceases to publish the LIBOR Rate, Lender shall select a comparable publication to determine the LIBOR Rate and provide notice thereof to Borrowers.  LIBOR Rate may or may not be the lowest rate based upon the market for U.S. dollar deposits in the London Interbank Eurodollar Market at which Lender prices loans on the date on which LIBOR Rate is determined by Lender as set forth above.  Adjustments to the Note Rate in connection with changes in LIBOR Rate shall be made two (2) Business Days prior to the beginning of any Interest Accrual Period (each “Note Rate Adjustment Date”) except that the Initial Note Rate shall be determined two (2) Business Days prior to the Closing Date.

1.5 Adjustments due to Calculation Errors.  This Note shall bear interest at the Initial Note Rate and Note Rate as determined in accordance with the provisions hereof; provided, however, that, if Lender at any time determines, in the sole but reasonable exercise of its discretion that it has miscalculated the amount of the monthly payment of principal and/or interest (whether because of a miscalculation of the Initial Note Rate, the Note Rate or otherwise), Lender shall give notice to Borrowers of the corrected amount of such monthly payment (and the corrected amount of the Note Rate, if applicable) and (a) if the corrected amount of such monthly payment represents an increase thereof, Borrowers shall, within ten (10) calendar days after the date of such notice, pay to Lender any sums that Borrowers would have otherwise been obligated under this Note to pay to Lender had the amount of such monthly payment not been miscalculated or (b) if the corrected amount of such monthly payment

1942122 v3
                                                                                                                                  Promissory Note B - Page 2
Synovus/Emeritus Senior Living
22996-3

represents a decrease thereof, and Borrowers are not otherwise in breach or default under any of the terms and provisions of the Note, the Loan Agreement of even date herewith by and between Borrowers and Lender (the “Loan Agreement”) or any of the other Loan Documents, Borrowers shall, within ten (10) calendar days thereafter be paid the sums that Borrowers would not have otherwise been obligated to pay to Lender had the amount of such monthly payment not been miscalculated.

1.6 LIBOR Unascertainable.  Lender’s obligation to maintain interest based on the LIBOR Rate shall be suspended and the Note Rate shall be based on the Interest Rate Index (plus Margin) upon Lender’s determination, in good faith, that adequate and reasonable means do not exist for ascertaining the LIBOR Rate or that a contingency has occurred which materially and adversely affects the London Interbank Eurodollar Market at which Lender prices loans (which determination by Lender shall be conclusive and binding on Borrowers in the absence of manifest error).  Computation of the Note Rate based on the Interest Rate Index shall continue until Lender determines that the circumstances giving rise to Lender’s substitution of the Interest Rate Index for the LIBOR Rate no longer exists and Lender shall promptly notify Borrowers of such determination.  For purposes hereof “Interest Rate Index” shall mean the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board forty-five (45) days prior to each Note Rate Adjustment Date.

1.7 Adjustment for Impositions on Loan Payments.  All payments made by Borrowers under this Note and the other Loan Documents (described in Section 8.1.1 below) shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions, withholdings and liabilities, collectively, “Applicable Taxes”).  If Borrowers shall be required by law to deduct any Applicable Taxes from or in respect of any sum payable hereunder to Lender, the following shall apply: (i) Borrowers shall make all such required deductions and shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (ii) the sum payable to Lender shall be increased in an amount determined by Lender in its sole discretion, as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.7), Lender receives an amount equal to the sum Lender would have received had no such deductions been made.  Payments made pursuant to this Section 1.7 shall be made within ten (10) Business Days after Lender makes written demand therefore.

1.8 Increased Costs of Maintaining Interest.  Borrowers shall pay to Lender all Funding Losses incurred from time to time by Lender upon demand.  Lender shall deliver to Borrowers a statement for any such sums to which Lender is entitled to receive pursuant to this Section 1.8, which statement shall be binding and conclusive absent manifest error.  Payment of Funding Losses hereunder shall be in addition to any obligation to pay any other fee in circumstances where such fee(s) would be due and owing under the Loan Documents.  For purposes hereof, “Funding Losses” shall mean the reduction of any amounts received or

1942122 v3
                                                                                                                                      Promissory Note B - Page 3
Synovus/Emeritus Senior Living
22996-3

receivable from Borrowers, in either case, due to the introduction of, or any change in, law or applicable regulation or treaty (including the administration or interpretation thereof), whether or not having the force of law, or due to the compliance by Lender with any directive, whether or not having the force of law, or request from any central bank or domestic or foreign governmental authority.

1.9 Acceleration.  Notwithstanding anything to the contrary contained herein, if Borrowers are prohibited by law from paying any amount due to Lender under Section 1.7 or Section 1.8 hereof, Lender may elect to declare the unpaid principal balance of the Loan, together with all unpaid interest accrued thereon and any other amounts due hereunder, due and payable within one hundred twenty (120) days of Lender’s written notice to Borrowers.  Lender’s delay or failure in accelerating the Loan upon the discovery or occurrence of an event under Section 1.7 or Section 1.8 shall not be deemed a waiver or estoppel against the exercise of such right.

Section 2. Note Payments and Prepayment Rights.

2.1 Note Payments and Payment Dates.  Commencing on the first (1st) day of November, 2011 and continuing on the first (1st) day of each successive month thereafter, provided that, if the first (1st) day of any month is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day (each being a “Payment Date”), through and including the Payment Date immediately prior to the Maturity Date, Borrowers shall make (x) consecutive monthly payments of  interest only at the Note Rate (determined as of the immediately preceding Note Rate Adjustment Date) based upon the principal outstanding during the Interest Accrual Period in which the applicable Payment Date occurs, and (y) any other amounts due under the Loan Documents.

2.2 Prepayments.  Borrowers have the right to prepay all or any part of the Loan prior to the Maturity Date provided that Borrowers have provides written notice to Lender of their intent to prepay not less than thirty (30) days prior to the intended prepayment date.

Section 3. Application of Payments.  Payments made by Borrowers on account hereof shall be applied, first, toward any Late Fees (defined in Section 8.3 below) or other fees and charges due hereunder, second, toward payment of any interest due at the Default Rate, third, toward payment of any interest due at the then applicable Note Rate set forth in Section 1.4 above, and fourth, toward payment of principal.  Notwithstanding the foregoing, if any advances made by Lender under the terms of any instruments securing this Note have not been repaid, any payments made may, at the option of Lender, be applied, first, to repay such advances and interest thereon, with the balance, if any, applied as set forth in the preceding sentence.

Section 4. Maturity Date.  Anything in this Note to the contrary notwithstanding, the entire unpaid balance of the principal amount hereof and all interest accrued thereon through the end of the current Interest Accrual Period and including interest accruing at the Default Rate, to and including the Maturity Date (as defined below) together with all fees, costs and amounts due and payable under the Loan Documents shall, unless sooner paid, and except to the extent that payment thereof is sooner accelerated, be and become due and payable on October 1, 2014 (the

1942122 v3
                                                                                                                                    Promissory Note B - Page 4
Synovus/Emeritus Senior Living
22996-3

“Maturity Date”); provided that if the first (1st) day of that month is not a Business Day, such payment shall be due and payable on the immediately preceding Business Day.

Section 5. Extension Options.  Provided that (i) no default or Event of Default  has occurred under the Loan Documents, and (ii) the Facilities have achieved and maintained, on a combined basis, a Debt Service Coverage Ratio of not less than 1.40, calculated based upon an assumed management fee of five percent (5%), for the preceding 12 months following the date of calculation, Borrowers may extend the Maturity Date until October 1, 2016 (the “Extended Maturity Date”).   In the event the Debt Service Coverage Ratio is not met, Borrowers may satisfy the Debt Service Coverage Ratio prior to the Maturity Date by making a voluntary prepayment of the Loan to achieve the required Debt Service Coverage Ratio in such amount as Lender shall have approved.  If the Loan is extended to the Extended Maturity Date, then on October 1, 2014, and on each Payment Date thereafter, through and including the Payment Date immediately prior to the Extended Maturity Date, Borrowers shall make (x) consecutive monthly payments of (x) a principal installment from the schedule of substantially equal installments in an amount necessary to fully amortize the original principal balance of the Loan over a twenty five (25) year amortization period based upon the actual number of days in each month and a three hundred and sixty (360) day year at the Note Rate then in effect (determined as of the immediately preceding Note Rate Adjustment Date), (y) all accrued and unpaid interest at the Note Rate, and (x) any other amounts due under the Loan Documents.   In no event will installments be less than accrued and unpaid interest.  Lender reserves the right to recalculate the principal installments from time to time due to increases in the Note Rate.

Section 6.  Delivery of Payments.  All payments due to Lender under the Loan Documents are to be paid in lawful tender of the United States of America, in immediately available funds, directly to Lender at Lender’s office located at P.O. Box 10523, Atlanta, GA  30348, or at such other place as Lender may designate to Borrowers in writing from time to time, according to the following wire instructions:

Receiving Bank: Synovus Bank
ABA Routing Number: 061100606
Beneficiary Bank: FBO First Commercial Bank, a division of Synovus Bank
ABA Routing Number: 062003605
Beneficiary:  Emeritus Carolina Refinance
Beneficiary Account Number:  69364772-11

All amounts due under the Loan Documents shall be paid without setoff, counterclaim or any other deduction whatsoever.  No payment due under this Note or any of the other Loan Documents shall be deemed paid to Lender until received by Lender at its designated office on a Business Day prior to 2:00 p.m. Eastern Standard Time. Any payment received after the time established by the preceding sentence shall be deemed to have been paid on the immediately following Business Day.  Each payment that is paid to Lender within ten (10) days prior to the date on which such payment is due, and prior to its scheduled Payment Date, shall not be deemed a prepayment and shall be deemed to have been received on the Payment Date solely for the

1942122 v3
                                                                                                                                     Promissory Note B - Page 5
Synovus/Emeritus Senior Living
22996-3

purpose of calculating interest due.  If any payment received by Lender is deemed by a court of competent jurisdiction to be a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, and is required to be returned by Lender, then the obligation to make such payment shall be reinstated, notwithstanding that the Note may have been marked satisfied and returned to Borrowers or otherwise canceled, and such payment shall be immediately due and payable upon demand.

Section 7. Security.

The debt evidenced by this Note is to be secured by, among other things, (a)  three (3) separate Mortgage and Security Agreements of even date herewith (the “Mortgages”) from Emeripark, Emeri-Sky, and Emerivill in favor of Lender, and intended to be recorded in the office of the land records of Spartanburg or Pickens Counties, South Carolina, covering certain real property which is described in Exhibit ”A” to said Mortgages, and (b) a Deed of Trust and Security Agreement of even date herewith  (the “Deed of Trust”) from Heritage Hills in favor of or for the benefit of Lender, and intended to be recorded in the office of the land records of Hendersonville County, North Carolina, covering certain real property which is described in Exhibit ”A” to said Deed of Trust; (c) four (4) separate Assignments of Rents and Leases of even date herewith (the “Assignments of Rents and Leases”) one from each Borrower, in favor of Lender, to be recorded with the foregoing Mortgages and Deed of Trust; (d)  four (4) separate Assignments of Licenses, Permits and Contracts of even date herewith (the “Assignments of Licenses”), one from each Borrower, in favor of Lender; (e) a Payment and Performance Guaranty Agreement of even date herewith (the “Guaranty Agreement”), given by Emeritus Corporation, a Washington corporation (the “Guarantor”), for the benefit of Lender.  This Note, the Construction Loan Note (as defined below), the Loan Agreement, the Mortgages, the Deed of Trust, the Assignments of Rents and Leases, the Assignments of Licenses, and the Guaranty Agreement, together with all other documents executed in connection with the Loan or the Construction Loan, as described in the Loan Agreement are collectively referred to herein as the “Loan Documents.”   The Mortgages, the Deed of Trust, and the Assignments of Rents and Leases are collectively referred to herein as the “Security Instruments.”

Section 8. Default.

8.1 Events of Default.  Anything in this Note to the contrary notwithstanding, on the occurrence of any of the following events (each of which is referred to herein, together with each of the Events of Default defined and described in the Loan Agreement and the Mortgage as an “Event of Default”), Lender may, in the exercise of its sole and absolute discretion, accelerate the debt evidenced by this Note, in which event the entire outstanding principal balance and all interest and fees accrued thereon shall immediately be and become due and payable without further notice:

8.1.1 Failure to Pay or Perform.  If (a) any payment of principal and/or interest due under this Note is not paid in full within ten (10) calendar days after the Payment Date on which such payment is due, (b) any payment of principal and/or interest due under that certain Promissory Note of even date herewith from Borrowers in favor of Lender in the

1942122 v3
                                                                                                                                     Promissory Note B - Page 6
Synovus/Emeritus Senior Living
22996-3

principal amount of $25,000,000 (the “Refinance Note”) is not paid in full within ten (10) calendar days after the Payment Date on which such payment is due, as set forth in the Refinance Note, (c) if unpaid principal, accrued but unpaid interest and all other amounts outstanding under this Note, the Refinance Note, or any other Loan Documents are not paid in full on or before the Maturity Date (or the Extended Maturity Date, if the Maturity Date is duly extended as set forth in Section 5 above) or (c) there exists an uncured default under any of the Loan Documents which has been executed by Borrowers and/or Guarantor and such default is not cured within the grace or cure period, if any, provided in any of such Loan Documents.

8.1.2 Bankruptcy.

(a) If any Borrower or Guarantor (i) applies for or consents to the appointment of a receiver, trustee or liquidator of any Borrower or Guarantor, as the case may be, or of all or a substantial part of its assets, (ii) files a voluntary petition in bankruptcy, or admits in writing its inability to pay its debts as they come due, (iii) makes an assignment for the benefit of creditors, (iv) files a petition or an answer seeking a reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, (v) performs any other act of bankruptcy, or (vi) files an answer admitting the material allegations of a petition filed against any Borrower or Guarantor in any bankruptcy, reorganization or insolvency proceeding; or

(b) if (i) an order, judgment or decree is entered by any court of competent jurisdiction adjudicating any Borrower or Guarantor a bankrupt or an insolvent, or approving a receiver, trustee or liquidator of any Borrower or Guarantor or of all or a substantial part of its assets, or (ii) there otherwise commences with respect to any Borrower or Guarantor or any of its assets any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute, and if such order, judgment, decree or proceeding continues unstayed for any period of sixty (60) consecutive days after the expiration of any stay thereof.

8.1.3 Judgments.  If any judgment for the payment of money in excess of $25,000.00 as to any Borrower or in excess of $500,000 as to Guarantor is hereafter awarded by any court of competent jurisdiction remains unsatisfied or otherwise in force and effect for a period of thirty (30) days after the date of such award.

8.2 No Impairment of Rights.  Nothing in this Section shall be deemed in any way to alter or impair any right which Lender has under this Note or the Mortgage, or any other Loan Documents, or at law or in equity, to accelerate such debt on the occurrence of any other Event of Default provided herein or therein, whether or not relating to this Note.

8.3 Late Fees.  Without limiting the generality of the foregoing provisions of this Section, if any payment due on a Payment Date is not received in full within ten (10) calendar days after the Payment Date on which such payment is due, Borrowers shall pay to Lender, immediately and without demand, a late payment charge, for each month during which such payment delinquency exists, equal to five percent (5%) of such amount (“Late Fees”) to defray the expenses incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of use of such delinquent payment.

1942122 v3
                                                                                                                                    Promissory Note B - Page 7
Synovus/Emeritus Senior Living
22996-3

                Section 9.  Costs of Enforcement.  Borrowers shall pay to Lender on demand the amount of any and all expenses incurred by Lender (a) in enforcing its rights hereunder or under the Security Instruments, and/or the Loan Documents, (b) as the result of the occurrence of an Event of Default by Borrowers in performing its obligations under this Note, including but not limited to the expense of collecting any amount owed hereunder, and of any and all attorneys’ fees incurred by Lender in connection with such default, whether suit be brought or not, and (c) in protecting the security for the Loan and Borrowers’ obligations under the Loan Documents.  Such expenses shall be added to the principal amount hereof, shall be secured by the Security Instruments and shall accrue interest at the Default Rate.

Section 10. Borrowers’ Waiver of Certain Rights.  Borrowers and any endorser, guarantor or surety hereby waives the exercise of any and all exemption rights which it holds at law or in equity with respect to the debt evidenced by this Note, and of any and all rights which it holds at law or in equity to require any valuation, appraisal or marshalling, or to have or receive any presentment, protest, demand and notice of dishonor, protest, demand and nonpayment as a condition to Lender’s exercise of any of its rights under this Note or the Loan Documents.

Section 11. Extensions.  The Maturity Date and/or any other date by which any payment is required to be made hereunder may be extended by Lender, in writing, from time to time in the exercise of its sole discretion, without in any way altering or impairing Borrowers’ or Guarantor’s liability hereunder.

Section 12. General.

12.1 Applicable Law.  This Note shall be given effect and construed by application of the laws of the State of Alabama (without regard to the principles thereof governing conflicts of laws), and any action or proceeding arising hereunder, and each of Lender and Borrowers submits (and waives all rights to object) to non-exclusive personal jurisdiction in the State of Alabama, for the enforcement of any and all obligations under the Loan Documents except that if any such action or proceeding arises under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a United States District Court, it shall be brought in the United States District Court for the Northern District of Alabama or any successor federal court having original jurisdiction.

12.2 Headings.  The headings of the Sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

12.3 Construction.  As used herein, (a) the term “person” means a natural person, a trustee, a corporation, a limited liability company, a partnership and any other form of legal entity, and (b) all references made (i) in the neuter, masculine or feminine gender shall be deemed to have been made in all such genders, (ii) in the singular or plural number shall be deemed to have been made, respectively, in the plural or singular number as well, and (iii) to any Section, subsection, paragraph or subparagraph shall, unless therein expressly indicated to the

1942122 v3
                                                                                                                                    Promissory Note B - Page 8
Synovus/Emeritus Senior Living
22996-3

contrary, be deemed to have been made to such Section, subsection, paragraph or subparagraph of this Note.

12.4 Severability.  No determination by any court, governmental body or otherwise that any provision of this Note or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provision or (b) such provision in any circumstance not controlled by such determination.  Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

12.5 No Waiver.  Lender shall not be deemed to have waived the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing.  No delay or omission by Lender in exercising any such right (and no allowance by Lender to Borrowers of an opportunity to cure a default in performing its obligations hereunder) shall be deemed a waiver of its future exercise.  No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.  Further, acceptance by Lender of all or any portion of any sum payable under, or partial performance of any covenant of, this Note, the Security Instruments or any of the other Loan Documents, whether before, on, or after the due date of such payment or performance, shall not be a waiver of Lender’s right either to require prompt and full payment and performance when due of all other sums payable or obligations due thereunder or hereunder or to exercise any of Lender’s rights and remedies hereunder or thereunder.

12.6 Waiver of Jury Trial; Service of Process; Court Costs.  EACH BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWERS AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS NOTE AND/OR ANY OF THE OTHER LOAN DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.  THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWERS, UPON CONSULTATION WITH COUNSEL OF BORROWERS’ CHOICE, AND BORROWERS HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  EACH BORROWER FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.  EACH BORROWER HEREBY IRREVOCABLY DESIGNATES ERIC MENDELSOHN AND ITS SUCCESSORS IN OFFICE, AS THE TRUE AND LAWFUL ATTORNEY OF SUCH BORROWER FOR THE PURPOSE OF RECEIVING SERVICE

1942122 v3
                                                                                                                                     Promissory Note B - Page 9
Synovus/Emeritus Senior Living
22996-3

OF ALL LEGAL NOTICES AND PROCESS ISSUED BY ANY COURT IN THE STATE OF ALABAMA AS WELL AS SERVICE OF ALL PLEADINGS AND OTHER DOCUMENTS RELATED TO ANY LEGAL PROCEEDING OR ACTION ARISING OUT OF THIS NOTE.  EACH BORROWER AGREES THAT SERVICE UPON SAID ERIC MENDELSOHN SHALL BE VALID REGARDLESS OF BORROWER’S WHEREABOUTS AT THE TIME OF SUCH SERVICE AND REGARDLESS OF WHETHER SUCH BORROWER RECEIVES A COPY OF SUCH SERVICE, PROVIDED THAT LENDER SHALL HAVE MAILED A COPY TO SUCH BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREIN.  EACH BORROWER AGREES TO PAY ALL COURT COSTS AND REASONABLE ATTORNEY’S FEES INCURRED BY LENDER IN CONNECTION WITH ENFORCING ANY PROVISION OF THIS NOTE.  NOTWITHSTANDING THE FOREGOING, LENDER AGREES TO USE REASONABLE EFFORTS TO PROVIDE BORROWERS WITH NOTICE OF THE FILING OF ANY LAWSUIT BY LENDER AGAINST BORROWERS (OR ANY OF THEM).

12.7 Offset.  Upon the occurrence of an Event of Default, Lender may set-off against any principal and interest owing hereunder, any and all credits, money, stocks, bonds or other security or property of any nature whatsoever on deposit with, or held by, or in the possession of, Lender, to the credit of or for the account of Borrowers, without notice to or consent of Borrowers or Guarantor.

12.8 Non-Exclusivity of Rights and Remedies.  None of the rights and remedies herein conferred upon or reserved to Lender is intended to be exclusive of any other right or remedy contained herein or in any of the other Loan Documents and each and every such right and remedy shall be cumulative and concurrent, and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary or desirable by Lender.

12.9 Incorporation by Reference.  All of the agreements, conditions, covenants and provisions contained in each of the Loan Documents are hereby made a part of this Note to the same extent and with the same force and effect as if they were fully set forth herein.  Borrowers covenants and agrees to keep and perform, or cause to be kept and performed, all such agreements, conditions, covenants and provisions strictly in accordance with their terms.

12.10 Joint and Several Liability.  If Borrowers consists of more than one person and/or entity, each such person and/or entity agrees that its liability hereunder is joint and several.

12.11 Business Purpose.  Borrowers represent and warrant that the Loan evidenced by this Note is being obtained solely for the purpose of acquiring or carrying on a business, professional or commercial activity and is not for personal, agricultural, family or household purposes.

12.12 Interest Limitation.  Notwithstanding anything to the contrary contained herein or in the Security Instruments or in any other of the Loan Documents, the effective rate of interest on the obligation evidenced by this Note shall not exceed the lawful maximum rate of interest permitted to be paid.  Without limiting the generality of the foregoing, in the event that the

1942122 v3
                                                                                                                               Promissory Note B - Page 10
Synovus/Emeritus Senior Living
22996-3

interest charged hereunder results in an effective rate of interest higher than that lawfully permitted to be paid, then such charges shall be reduced by the sum sufficient to result in an effective rate of interest permitted and any amount which would exceed the highest lawful rate already received and held by Lender shall be applied to a reduction of principal and not to the payment of interest.  Borrowers agree that for the purpose of determining highest rate permitted by law, any non-principal payment (including, without limitation, Late Fees and other fees) shall be deemed, to the extent permitted by law, to be an expense, fee or premium rather than interest.

12.13 Modification.  This Note may be modified, amended, discharged or waived only by an agreement in writing signed by the party against whom enforcement of such modification, amendment, discharge or waiver is sought.

12.14 Time of the Essence.  Time is strictly of the essence of this Note.

12.15 Negotiable Instrument.  Borrowers agree that this Note shall be deemed a negotiable instrument, even though this Note may not otherwise qualify, under applicable law, absent this paragraph, as a negotiable instrument.

12.16 Interest Rate After Judgment.  If judgment is entered against Borrowers on this Note, the amount of the judgment entered (which may include principal, interest, fees, Late Fees and costs) shall bear interest at the Default Rate, to be determined on the date of the entry of the judgment.

12.17 Relationship.  Borrowers and Lender intend that the relationship between them shall be solely that of creditor and debtor.  Nothing contained in this Note or in any of the other Loan Documents shall be deemed or construed to create a partnership, tenancy-in-common, joint tenancy, joint venture or co-ownership by or between Borrowers and Lender.

11.18 Waiver of Automatic Stay.  EACH BORROWER HEREBY AGREES THAT, IN CONSIDERATION OF LENDER’S AGREEMENT TO MAKE THE LOAN AND IN RECOGNITION THAT THE FOLLOWING COVENANT IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN, IN THE EVENT THAT ANY BORROWER SHALL (A) FILE WITH ANY BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION UNDER ANY SECTION OR CHAPTER OF TITLE 11 OF THE UNITED STATES CODE, AS AMENDED (THE “BANKRUPTCY CODE”), OR SIMILAR LAW OR STATUTE; (B) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE; (C) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS; (D) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, OR LIQUIDATOR; OR (E) BE THE SUBJECT OF AN ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OF

1942122 v3
                                                                                                                                    Promissory Note B - Page 11
Synovus/Emeritus Senior Living
22996-3

COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST ANY BORROWERS FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY OR RELIEF FOR DEBTORS, THEN, TO THE EXTENT PERMITTED BY APPLICABLE LAW AND SUBJECT TO COURT APPROVAL, LENDER SHALL THEREUPON BE ENTITLED, AND EACH BORROWER HEREBY IRREVOCABLY CONSENTS TO, AND WILL NOT CONTEST, AND AGREES TO STIPULATE TO, RELIEF FROM ANY AUTOMATIC STAY OR OTHER INJUNCTION IMPOSED BY SECTION 362 OF THE BANKRUPTCY CODE OR SIMILAR LAW OR STATUTE (INCLUDING, WITHOUT LIMITATION, RELIEF FROM ANY EXCLUSIVE PERIOD SET FORTH IN SECTION 1121 OF THE BANKRUPTCY CODE) OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO LENDER AS PROVIDED IN THE LOAN DOCUMENTS, AND AS OTHERWISE PROVIDED BY LAW, AND BORROWERS HEREBY IRREVOCABLY WAIVES ITS RIGHTS TO OBJECT TO SUCH RELIEF.

12.19 “Business Day”.  Any reference to the term Business Day in this Note shall mean any day other than a Saturday, a Sunday, or days when Federal Banks located in the State of New York or the State of Alabama are closed for a legal holiday or by government directive. When used with respect to the Note Rate Adjustment Date, “Business Day” shall mean a day upon which United States dollar deposits may be dealt in on the London and New York City interbank markets and commercial banks and foreign exchange markets are open in London and New York City.

12.20 Successors and Assigns Bound. The obligations set forth in this Note shall be binding upon Borrowers and its successors and assigns.

[REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

1942122 v3
                                                                                                                                    Promissory Note B - Page 12
Synovus/Emeritus Senior Living
22996-3

IN WITNESS WHEREOF, Borrowers have duly executed and delivered this Note, or caused it to be duly executed and delivered on its behalf by its duly authorized representatives, on the day and year first above written.

BORROWERS:

EMERIPARK SC LLC,
a Delaware limited liability company

BY:           Emeritus Corporation
Its Sole Member and Manager

BY:           /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President - Corporate
Development

EMERI-SKY SC LLC,
a Delaware limited liability company

BY:           Emeritus Corporation
Its Sole Member and Manager

BY:           /s/ Eric Mendelsohn
                       Eric Mendelsohn
Senior Vice President - Corporate
Development

EMERIVILL SC LLC,
a Delaware limited liability company

BY:           Emeritus Corporation
Its Sole Member and Manager

BY:           /s/ Eric Mendelsohn
                       Eric Mendelsohn
Senior Vice President - Corporate
Development

HERITAGE HILLS RETIREMENT, INC.,
a North Carolina corporation

BY:         /s/ Eric Mendelsohn
                     Eric Mendelsohn
Senior Vice President - Corporate Development

1942122 v3
                                                                                                                                     Promissory Note B - Page 13
Synovus/Emeritus Senior Living
22996-3

STATE OF WASHINGTON                                                                )
COUNTY OF KING                                                                           )

I, the undersigned Notary Public in and for said County, in said State, hereby certify that Eric Mendelsohn, whose name as Senior Vice President - Corporate Development of Emeritus Corporation, a Washington corporation, the Sole Member and Manager of Emeripark SC LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation acting in its capacity as aforesaid.

Given under my hand and official seal, this 28th day of September, 2011.

/s/  Sarah E. Eisenhauer
Notary Public
My Commission Expires:  10/19/11

STATE OF WASHINGTON                                                                )
COUNTY OF KING                                                                           )

I, the undersigned Notary Public in and for said County, in said State, hereby certify that Eric Mendelsohn, whose name as Senior Vice President - Corporate Development of Emeritus Corporation, a Washington corporation, the Sole Member and Manager of Emeri-Sky SC LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation acting in its capacity as aforesaid.

Given under my hand and official seal, this 28th day of September, 2011.

/s/  Sarah E. Eisenhauer
Notary Public
My Commission Expires:  10/19/11

1942122 v3
                                                                                                                                      Promissory Note B - Page 14
Synovus/Emeritus Senior Living
22996-3

STATE OF WASHINGTON                                                                )
COUNTY OF KING                                                                           )

I, the undersigned Notary Public in and for said County, in said State, hereby certify that Eric Mendelsohn, whose name as Senior Vice President - Corporate Development of Emeritus Corporation, a Washington corporation, the Sole Member and Manager of Emerivill SC LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation acting in its capacity as aforesaid.

Given under my hand and official seal, this 28th day of September, 2011.

/s/  Sarah E. Eisenhauer
Notary Public
My Commission Expires:  10/19/11

STATE OF WASHINGTON                                                                )
COUNTY OF KING                                                                           )

I, the undersigned Notary Public in and for said County, in said State, hereby certify that Eric Mendelsohn, whose name as Senior Vice President - Corporate Development of Heritage Hills Retirement, Inc., a North Carolina corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this 28th day of September, 2011.

/s/  Sarah E. Eisenhauer
Notary Public
My Commission Expires:  10/19/11

1942122 v3
                                                                                                                                      Promissory Note B - Page 15
Synovus/Emeritus Senior Living
22996-3

ACKNOWLEDGED BY GUARANTOR THIS
__________ DAY OF SEPTEMBER, 2011:

EMERITUS CORPORATION,
a Washington corporation

BY:           /s/ Eric Mendelsohn
Eric Mendelsohn
Senior Vice President - Corporate Development

STATE OF WASHINGTON                                                                )
COUNTY OF KING                                                                           )

I, the undersigned Notary Public in and for said County, in said State, hereby certify that Eric Mendelsohn, whose name as Senior Vice President - Corporate Development of Emeritus Corporation, a Washington corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this 28th day of September, 2011.

/s/  Sarah E. Eisenhauer
Notary Public
My Commission Expires:  10/19/11

1942122 v3
Promissory Note B - Page 16
Synovus/Emeritus Senior Living
22996-3